Exhibit 99.2
AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES 1Q25 Results Conference Call & Webcast May 1, 2025

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the prospects and timing of the potential regulatory and pricing approval of our products, commercialization plans, manufacturing and supply plans, financing plans, the collaboration with Dimerix, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities and pricing and reimbursement authorities, are based on current information. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in negotiations with pricing and reimbursement authorities; the potential that we may not be successful in commercializing Galafold and/or Pombiliti and Opfolda in Europe, the UK, the US and other geographies; the potential that the Dimerix collaboration and license agreement for of DMX-200 may not be successful, including without limitation expectations of the timing of Phase 3 clinical trial evaluating DMX-200; the likelihood of success of such clinical trial; the prospects for FDA approval of DMX-200 for FSGS or other indications; the estimated prevalence of FSGS; the achievement of any milestone and timing of any payments associated with milestones and the success of any efforts to commercialize DMX-200, including any projections of future financial performance or payments; ; the potential that we may not be able to manufacture or supply sufficient commercial products; and the potential that we will need additional funding to complete the manufacturing and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue, non-GAAP profitability and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

A Rare Company 3 1 At CER: Constant Exchange Rates $125M 1Q 2025 Total Revenue (+15% Growth)1 $1B+ Total Revenue Expected in FY 2028 First Oral Precision Medicine for Fabry Disease 10-15% FY 2025 Galafold Revenue Growth1 Expanded Portfolio with U.S. Licensing of DMX-200 Phase 3 Program Leverageable Global Commercial Organization First Two-Component Therapy for Pompe Disease 50-65% FY 2025 Pombiliti+Opfolda Revenue Growth1 A unique story in biotech with significant revenue growth and profitability

4 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2025 Galafold Success (as of March 31, 2025)

Only approved oral treatment in Fabry disease and standard of care for amenable patients

A unique mechanism of action for Fabry patients with amenable variants


Galafold™
(migalastat) capsules
123 mg
NDC 71904-100-01
14 capsules
Lift to open
Amicus
Galafold™ (migalastat) capsules 123 mg
A1001

$104.2M
1Q25 Galafold Revenue

+14%
1Q25 Galafold Patient Demand Growth[1]

35-50%
Fabry Patients Amenable to Galafold

40+
Countries with Regulatory Approvals

~2,730
Individuals Treated[2]

69%
Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://amicusrx.com//pi/galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

[1] Data on file
[2] As of YE 2024

5

Amicus Therapeutics

6 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 $5M $37M $91M $182M $261M $306M $329M $388M $458M  Quarterly patient starts remains strong: +14% growth in 1Q YoY2  1Q revenue impacted by ordering patterns and greater than anticipated U.K. rebate  Global mix of naïve (~65%) and switch (~35%) patients2  Expanding market through uptake in naïve population as well as label and geographic expansion  Maintaining >90% adherence and compliance through HCP and patient education and support Galafold Performance Revenue growth expected to accelerate throughout the year and FY 2025 Galafold growth guidance of 10-15% at CER1 reiterated Q1 $99M Q2 $111M Q3 $120M Q4 $128M +10-15%1 1Q 2025 Galafold reported revenue of $104.2M (+6% growth at CER) 1 CER: Constant Exchange Rates 2 Data on file Q1 $104M

7 Pombiliti® (cipaglucosidase alfa-atga) Opfolda® (miglustat) Potential to establish a new standard of care for people living with late-onset Pompe disease +

Pombiliti + Opfolda Performance

1Q 2025 Pombiliti + Opfolda reported revenue of $21.0M (+92% at CER)


+50-65%[1]
$70.2M
4Q
$22M
3Q
$21M
2Q
$16M
1Q
$11M
$11.6M
1Q
$21M
FY23
FY24
FY25

- Strong 1Q sales growth YoY, particularly in the U.S.
  - Number of net new patients continues to grow
  - Increasing depth and breadth of prescribers
- 1Q 2025 revenue reflected timing of patient starts in new launch countries and higher than anticipated VPAG rebate in the U.K.
- Ramp in new patient starts expected to be weighted to 2H 2025 due to:
  - Multiple new launch markets coming online
  - Anticipated acceleration in U.S. switches
  - Growing body of RWE[2] supporting switch from both alternative therapies

Updating FY 2025 Pombiliti + Opfolda growth guidance to 50-65% at CER[1]

8

[1] CER: Constant Exchange Rates
[2] Real-World Evidence

Amicus Therapeutics

Pombiliti + Opfolda Expansion

3 regulatory approvals and up to 10 new launch countries in 2025

Regulatory

- Recently approved in Australia and Canada
- Regulatory approval in Japan anticipated in 2025

Reimbursement

- Expect to launch in up to 10 new countries this year
  - >650 LOPD patients 18+ in those 10 countries
- First commercial patients from all 6 newly reimbursed countries anticipated no later than 2Q 2025
- Pombiliti + Opfolda selected as preferred treatment for adults with LOPD in the Netherlands
  - 5-year agreement enables broad and sustained access for adults with LOPD currently on ERT

Regulatory approvals anticipated in 2025:

AUSTRALIA ✓ CANADA ✓ JAPAN

Combined ~150-200 people 18+ living with LOPD and being treated with a Pompe therapy

New reimbursement agreements completed in:

SWEDEN SWITZERLAND CZECH REPUBLIC

NETHERLANDS ITALY PORTGUAL

Combined ~325-375 people 18+ living with LOPD and being treated with a Pompe therapy

9

Amicus Therapeutics

10 Supply Chain  New commercial manufacturing and supply services agreement in place with Sharp Sterile Manufacturing  Pombiliti drug product manufacturing capacity to be further expanded to a U.S. site in Lee, MA  Diversifying our global supply chain for Pombiliti Limited Tariff Impact Diversifying Supply Chain  Anticipate no material impact to P&L or business operations in 2025 of any of the proposed tariffs:  Well managed through careful expense management and supply chain planning  Majority of revenue outside the U.S.  2025 U.S. sales inventory already within the U.S. Ensuring access to our two medicines through supply chain planning

11 Growing number of abstracts, manuscripts, and case studies supporting Pombiliti + Opfolda differentiation Pombiliti + Opfolda Body of Evidence Case Studies & Real-World Reports Mechanistic & Translational Insights  Long-term Phase 1/2 open-label safety and efficacy study (ATB200-02)  104-week Phase 3 open-label extension study of efficacy and safety (ATB200-07) Clinical Trials & Long-Term Data Comparative & Real-World Data 1 EAMS: Early Access to Medicines Scheme  Miglustat: a first-in-class enzyme stabilizer for LOPD  Linking mechanism of action to clinical outcomes in LOPD  Network meta-analysis comparing the efficacy of cipaglucosidase alfa + miglustat with other ERTs  U.K. EAMS1 registry post-baseline outcomes  Case studies supporting the switch from both alternative therapies  Case studies of patients switching from high dose, high frequency alglucosidase alfa

12 DMX-200 Potential first-in-class investigational small molecule for the treatment of FSGS in the U.S.

Exclusive U.S. License Agreement with Dimerix

Deal adds significant value to Amicus today and aligns with Amicus strategy to leverage our rare disease commercial infrastructure with promising late-stage program

1. **Focal Segmental Glomerulosclerosis** (FSGS) is a rare and fatal kidney disease[1] that affects **>40,000 people in the U.S.**, with no approved treatments
2. **DMX-200** is a **Phase 3** program, with **Orphan Drug** designation, in development for a disease with **blockbuster market potential** in the U.S.
3. **ACTION3 study** is well underway with **positive interim analysis**[2] and agreement with FDA on **proteinuria** as primary endpoint
4. **Structured in-licensing deal** with modest upfront and downstream success-based milestones and tiered royalties
5. Opportunity to pursue **additional indications**

Amicus Therapeutics®

Dimerix

[1] Guruswamy Sangameswaran KD, Baradhi KM. Focal Segmental Glomerulosclerosis (July 2021), online: https://www.ncbi.nlm.nih.gov/books/NBK532272/;
[2] Predictive power statistical model, using industry standard as set by the independent renal biostatistician consultant for Dimerix

13

Amicus Therapeutics

14 DMX-200 Transaction Summary No change to Amicus GAAP profitability guidance during 2H 2025 License agreement is heavily weighted to mutually beneficial success-based milestones Upfront investment of $30M paid with cash on hand Tiered royalties at the low teens to low twenties Up to $560M in potential success-based milestone payments  Up to $75M in development & regulatory milestones until FDA approval of DMX-200 in FSGS  $35M on first sale  Up to $410M in commercial sales milestones  Up to $40M in milestones for potential future indications

Focal Segmental Glomerulosclerosis (FSGS) is a rare disease leading to irreversible kidney damage

- Irreversible scarring leads to permanent **kidney damage** and eventual **end-stage renal failure**[1]
- Symptoms include **proteinuria**, edema, high cholesterol and blood pressure, low albumin levels
- Average time from diagnosis to onset of complete kidney failure is typically **five to ten years**[2]
- FSGS kidney damage can lead to **dialysis, kidney transplants**, or **death**

Pathogenic Feedback Loop in FSGS


Existing blood pressure medication targets angiotensin receptor blocker (ARB) lowers blood pressure
DMX-200 specifically blocks kidney inflammatory signaling
Kidney vessels have to work harder under high pressure
1
High blood pressure causes hyperfiltration within blood vessels of the kidney
2
Constant pressure causes inflammation of kidney cells and subsequent scarring/fibrosis
As cells die, kidney becomes more "leaky", and protein spills into the urine (proteinuria)
3
Fibrosis causes loss of kidney cells (cannot regenerate)
Less kidney cells cause further hyperfiltration and inflammation

[1] Guruswamy Sangameswaran KD, Baradhi KM. Focal Segmental Glomerulosclerosis (July 2021), online: https://www.ncbi.nlm.nih.gov/books/NBK532272/;
[2] Kiffel et. Al. Adv Chronic Kidney Dis. (September 2011), online: https://pmc.ncbi.nlm.nih.gov/articles/PMC3709971/pdf/nihms286597.pdf

15
Amicus Therapeutics

16 Dimerix has built a strong body of evidence and made significant clinical and regulatory progress with DMX-200 in FSGS 1 Predictive power statistical model, using industry standard as set by the independent renal biostatistician consultant for Dimerix MOA Precision therapy to disrupt the pathogenic monocyte-driven inflammatory feedback loop in the kidney of patients with FSGS Phase 2 Positive efficacy signals and well-tolerated across studies (n=80), including impacts on proteinuria and inflammation in FSGS study ACTION3 Phase 3 Enrollment well underway (185 of 286 pts to date); Interim analysis (n=72 at 36 wks) showed DMX-200 performing better than placebo in reducing proteinuria1 FDA and Project PARASOL Alignment on proteinuria as a primary endpoint for approval ACTION3 Part 2 Interim Analysis Expected after planned follow-up meeting with FDA ACTION3 Part 3 Final Analysis 2-year proteinuria (primary) and eGFR (secondary) data serves as basis for Full Approval (n=286)

17 FDA aligned on proteinuria endpoint for approval; 185 patients already randomized/dosed to date DMX-200 Phase 3 Clinical Trial in FSGS A randomised, double-blind, multi-center, placebo-controlled study of renal outcomes of DMX-200 in patients with FSGS receiving an ARB ARB + DMX-200 ARB + placebo Part 2: analysis outcome Total of 286 patients @ 104 weeks (uPCR/eGFR) Phase 3 Trial Timeline Part 3: final analysis Background • Patients recruited, then screened and stabilised on background medications • Patients randomized to receive drug or placebo • DXB remains blinded at all times during study 72 patients @ 35 weeks Successful analysis outcome (using statistical measure) (% change in uPCR) Open Label Extension DMX-200 ACTION3 Study End blinded interim data collection following additional analysis of the PARASOL data Dimerix will continue to fund and execute the ACTION3 study

18 Corporate Outlook Delivering on our mission for patients and shareholders

19 Q1 2025 Select Financial Results Q1’25 (in thousands, except per share data) Mar. 31, 2025 Mar. 31, 2024 Net product sales $ 125,249 $ 110,403 Cost of goods sold 11,698 13,567 GAAP operating expenses 121,503 124,557 Non-GAAP operating expenses 94,494 85,555 GAAP net loss (21,686) (48,419) Non-GAAP net income (loss) 8,963 (4,581) GAAP net loss per share – basic and diluted $ (0.07) $ (0.16) Non-GAAP net income (loss) per share – basic and diluted $ 0.03 $ (0.02) March 31, 2025, basic and diluted weighted-average common shares outstanding: 307,689,207 and 309,654,136, respectively. March 31, 2024, basic and diluted weighted-average common shares outstanding: 302,903,009, respectively. Q1 2025 revenue of $125M, up 15% at CER and non-GAAP net income of $9.0M

20 FY 2025 Financial Guidance FY 2025 Financial Guidance1 Previous Guidance Updated Guidance Total Revenue Growth1 17% to 24% 15% to 22% Galafold Revenue Growth1 10% to 15% 10% to 15% Pombiliti + Opfolda Revenue Growth1 65% to 85% 50% to 65% Gross Margin Mid 80% Mid 80% Non-GAAP Operating Expense $350M to $370M $380M to $400M inclusive of $30M upfront fee GAAP Net Income Positive during H2 2025 Positive during H2 2025 1 Full-Year 2025 guidance is provided at CER (Constant Exchange Rates) using Full-Year 2024 Average Exchange Rates FY 2025 Revenue Sensitivity Given the proportion of Amicus revenue ex-US (~60% in 2024), a change in USD exchange rates of +/- 1% compared to 2024 rates could lead to a ~$4M move in Total Reported Revenues in 2025

21 1 CER: Constant Exchange Rates 2025 Strategic Priorities Deliver total revenue growth of 15-22% at CER1 Double-digit Galafold® revenue growth of 10-15% at CER1 Pombiliti®+ Opfolda® revenue growth of 50-65% at CER1 Advance ongoing studies in Fabry, Pompe and now FSGS Deliver positive GAAP net income during H2 2025

22 A unique story in biotech with significant revenue growth and profitability Two Approved Therapies One Late Stage Phase 3 Program Surpassing $1B in Total Sales in 2028 Double-digit Revenue Growth Self-Sustainable Company and Growing Free Cash Flow Leverageable Rare Disease Infrastructure A Rare Company

Appendix

24 Reconciliation of Non-GAAP Financial Measures

25 Reconciliation of Non-GAAP Financial Measures (Cont’d)

26 Exchange Rates Currency Average Rates FX Rates Q1 2024 Q1 2025 Variance USD/EUR 1.086 1.052 (3.1%) USD/GBP 1.268 1.259 (0.7%) USD/JPY 0.007 0.007 (2.7%)

Rare Disease Pipeline INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY DISEASE Galafold® (migalastat) Fabry Genetic Medicines POMPE DISEASE Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat) Pompe Genetic Medicines RARE KIDNEY DISEASE DMX-200 in Focal Segmental Glomerulosclerosis1 DMX-200 in Additional Indications1 1 Exclusive rights to commercialize in the United States